                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported) July 29, 2002

           ENVIRONMENTAL STRATEGIES & TECHNOLOGIES INTERNATIONAL INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)

         FLORIDA                                            98-0198225
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(State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)          File Number)        Identification No.)

16 W., 46th Street, 7th Floor, New York, NY                 10036
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:   (212) 504-8206
                                                      ---------------

                                PHON-NET.COM INC.
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                           (Former Name of Registrant)

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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Agreement and Plan of Re-organization between Environmental Strategies &
Technologies International Inc., a Florida corporation and SMC Environmental
Group Inc., a Delaware corporation, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

a.  Financial Statement of the acquired business

It is impractical to provide the required audited financial statements and pro forma financial information at the time of the filing of this report. The required financial information will be filed within the time prescribed by Rule
S-X.

(b) Not Applicable

(c) EXHIBITS

         Exhibit Number             Exhibit Description
         Exhibit 99.1               AGREEMENT AND PLAN OF REORGANIZATION

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ENVIRONMENTAL STRATEGIES & TECHNOLOGIES INTERNATIONAL INC.
                           ---------------------------------------------------------------
                                                     (Registrant)

                                              By:      /s/ Todd Violette
                                                 ----------------------------
                                                           Director

                                              By:      /s/ Michael Boswell
                                                 ----------------------------
                                                           Director
Date:

         07/29/02
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                                  EXHIBIT INDEX

Exhibit Number             Exhibit Description
Exhibit 99.1               AGREEMENT AND PLAN OF REORGANIZATION